Exhibit 99.1

76th Annual Shareholders Meeting

Forward-Looking Statements The presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, based on the Bank’s expectations as of the date of the presentation, which are based upon the Bank’s current expectations and speak only as of that date. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” “projects” or their negatives or other variations on these terms. The Bank cautions that undue reliance should not be placed on these forward-looking statements because, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), accounting changes, changes in mortgage interest rates and prepayment speeds on mortgage assets, and the risk factors set forth in the Bank’s periodic filings with the Securities and Exchange Commission, which are available at www.sec.gov.

Today’s Agenda FHLB Boston Yearend financial results and related issues Outlook for Q1 and beyond Bill Seidman on the credit crisis and the banking industry Luncheon David Gergen on President Obama’s first 100 days

Form 10-K Filed on April 10 The Bank filed its 2008 earnings release on February 26, along with eight other FHLBanks Reported $73 million net loss due to $339 million OTTI charge In late March, after member meetings, the Bank became aware that other FHLBanks had recorded impairment charges on private-label MBS in which the Bank had a material position The Bank filed for 15-day extension for 10-K Our quantitative assessment projected no credit losses for these securities The Bank recognized these securities to be OTTI – an additional impairment charge of $42.7 million – to provide consistent reporting on these securities in FHLBank System Combined Financial Report But FASB delivered good news on April 2

Components of FASB April 2 Actions Enacted to financial statement treatment of OTTI charges Credit losses reflected on income statement Remainder of fair-value loss shown in other comprehensive income (capital) Cumulative adjustment to retained earnings at beginning of period of adoption Effect: retained earnings and regulatory capital reflect projected credit losses, not charges down to fair value that reflect market illiquidity Provides guidance for determining fair value in an inactive market Adds quarterly requirement to disclose investments not currently reflected on balance sheet at fair value Will impact Q2 2009, or Q1 2009 for early adopters

FHLB Boston 2008 Financial Results 2008 net loss of $115.8 million vs. 2007 net income of $198.2 million Driven by $381.7 million OTTI charge taken in Q4 2008 on MBS with book value of $728.0 million This loss is largely an accounting phenomenon; estimated credit loss is $30.3 million All of our securities are still paying in accordance with contracts; no principal losses incurred to date; all PLMBS were rated AAA at purchase and most were credit-enhanced well above triple-A On a core earnings basis, net interest income increased $20.2 million to $332.7 million on higher average balances despite lower interest rates Had new FASB standards been in place at yearend, 2008 income before AHP and REFCorp assessments would have been $235.6 million, compared with $270.0 million for 2007 Retained earnings would have been $331.7 million, absent AHP and REFCorp charges that would have occurred

Core Income Engine Continues to Function ($150) ($100) ($50) $0 $50 $100 $150 $200 $250 $300 $350 Millions 2004 2005 2006 2007 2008 Net Income Net Interest Income

Total Assets Total assets at yearend 2008 were $80.4 billion, up $2.2 billion for the year Advances increased $1.2 billion to $56.9 billion for the year, but decreased $6.9 billion in the fourth quarter, trending to more normal, pre-credit-crisis levels Cash and short-term investments were up $0.1 billion to $8.9 billion Long-term investments were up $0.9 billion to $10.0 billion MPF® mortgage loans were up $0.1 billion to $4.2 billion

Yearend Assets Trending Upward Last Five Years ($ billions) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2004 2005 2006 2007 2008 Other MPF Investments Advances

Capital Capital increased $42.7 million to $3.4 billion as of yearend 2008 OTTI charge resulted in $19.7 million accumulated deficit in retained earnings Had new FASB standards been in place at yearend, the Bank would have reported $331.7 million in retained earnings, absent AHP and REFCorp charges that would have occurred Capital/assets ratio is 4.6%, the Bank meets all regulatory capital requirements

Impact of Adopting FSP FAS 115, FAS 124, and EITF 99-20 on 2008 Capital as of January 1, 2009 $3,430,225 $3,430,225 Total capital ($486,154) ($134,746) Other comprehensive income $331,659 ($19,749) (Accumulated deficit) Retained earnings $3,584,720 $3,584,720 Capital stock After adoption Prior to adoption ($ in thousands)

2009 Outlook: FASB Improvements Are Not a Panacea– Credit Losses Still Have to be Recognized Sharp downturn in loan performance relative to prior expectations for affected securities Defaults and loss severities on the rise, and voluntary prepayments are declining Increasing downgrades by ratings agencies Market remains highly illiquid Many sales are distressed (e.g., forced liquidations) Continued uncertainty about government-purchase programs Erosion of capital has taken out potential buyers Market yields exceed 20% for many securities; bid-offer 5+ points Result: Market values of PLMBS might decline relative to expected credit losses and could result in possible increases to negative OCI

S&P/Case-Shiller 20-City Composite Home Price Indices Prices declined at record low of 19%, 1/09 over 1/08 Declines occurred in all 20 metro areas Annual decline for Boston: -7.3% Average nationwide prices down 29.1% from peak in Q2 06, similar to late 2003 Housing crisis has not bottomed yet -20.0% -10.0% 0.0% 10.0% 20.0% Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Y/Y % Change

2009 Outlook: Declining Advances Volumes Drop in advances since third quarter marks a partial return to more normal, pre-credit-crisis levels Member deposit inflows increasing Certain members using other government-sponsored funding mechanisms (TAF, TLGP) Positive note: improved FHLB spreads and access to credit markets should improve advances pricing

2009 Outlook: Improving Funding Spreads FHLB Global Bond Secondary Market Spreads to Treasury Yields 0 25 50 75 100 125 150 175 200 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Basis Points FHLB 2 Year FHLB 3 Year FHLB 5 Year FHLB 10 Year

2009 Outlook: Earnings and Dividends Net income expected to be lower because of decline in short-term interest rates and higher liquidity requirements Bank meets leverage and risk-based capital requirements, but driven by market volatility, FHLBanks are in capital-preservation mode In light of recent events, the Bank is reevaluating its retained earnings target Board looks forward to day when they will declare dividend, reinstate excess stock repurchases, and award AHP grants; the FASB changes will likely make this happen sooner than before

2009 Outlook Bank continues to work hard to provide the products and services you depend on for liquidity and overall business needs Member Advisory Panel met just this morning to provide input and insight for new products and process improvements While AHP funding is unavailable this year, we offer variety of ways to support the communities you serve Pleased to announce the Economic Stimulus advance, modeled on Community Development advance Priced below regular advances and slightly above our Community Development Advance Use to finance projects receiving HERA or ARRA funding or other stimulus initiatives or assist in foreclosure crisis Talk to your RM or Community Investment Manager for more details

The Bank’s Future Bank facing changes New administration New regulator New president/CEO Restructuring of Fannie and Freddie might pose risk to FHLBank System Bank’s business model remains durable and viable, with sufficient capital to weather temporary storm and meet member requirements for liquidity to serve their communities

76th Annual Shareholders Meeting